     This is a fair and accurate English translation of a Spanish language document as required by Rule 306(a) Regulation S-T.



                                               /s/ JOSE R. TORRES
                                             ------------------------------
                                             Jose R. Torres
                                             Vice President, Administration
                                             and Chief Accounting Officer
                                             IMPSAT Corporation

                                             July 15, 1998

                                                                    EXHIBIT 10.5

                                SERVICE AGREEMENT

           This agreement is being entered into on the ___ day of ___, 19__, between Organizacion Internacional de Telecomunicaciones por Satelite (hereafter "INTESALT"), an international organization established by an Agreement with regard to Organizacion Internacional de Telecomunicaciones por Satelite "INTESALT" (hereafter "INTESALT Agreement") and the Operational Agreement regarding the same (hereafter "INTELSAT Operational Agreement"), executed in Washington, D.C., on August 20, 1971, with headquarters in Washington, D.C., U.S.A., and IMPSAT S.A. (hereafter the "client"), ___________________ formed in, and subject to the laws of COLOMBIA, and authorized by one or several Signatories of INTELSAT to have direct access to a space segment of INTELSAT.

           WHEREAS INTELSAT and the client wish to execute an agreement which sets the basic terms and conditions for the client's direct access to the space segment of INTELSAT,

           INTELSAT and the client, THEREFORE, agree as follows:

1.         Definitions

           "Party" means a State for which the INTELSAT Agreement has come into force.

           "Signatory" means a Party, or a telecommunications entity designated by a Party, which executed the Operational Agreement of INTELSAT.


2.         Basic agreement for orders

           This agreement serves as a basic contract for orders. Subject to the terms and conditions of this agreement, INTELSAT agrees to do everything possible to make available to the client the space segment capacity of INTELSAT which the client requests periodically. The client shall present requests for capacities on specific forms for seeking and changing the services listed in SSOG-104, "Forms for orders, changes and information regarding services". Requests for services and assigning of capacity, once approved by INTELSAT, shall be regulated by the instant agreement. The client understands and accepts that the present agreement does not constitute an obligation or a promise, express or implicit, on the part of INTELSAT, in the sense that the client will be assigned a space segment capacity of INTELSAT.

3.         Terms and general conditions

           On the date of the instant agreement, the client agrees to abide by the terms and conditions established by INTELSAT for services supplied by way of assigning space segment capacity by INTELSAT, in accordance with the instant agreement. The said terms and conditions include those which are contained in the Standards for Ground Stations of INTELSAT (IESS), the Manual for Using the Satelite System (SSOG) and the INTELSAT Rates Manual, which are incorporated into the instant agreement by reference, as long as such terms and conditions correspond to the specific type of services requested by the client, and assigned by INTELSAT in accordance with the instant agreement; such term can be modified periodically. The terms and conditions of each assignment of capacity shall be those in force at the time the assignation is being made, and will not change during the original period of assignation. The client also agrees to abide by all of the regulation conditions and issuance of licenses by the appropriate national authorities, and to respect the same.

4.         Investment in INTELSAT

           Should the client invest in INTELSAT, it obligates itself to abide by the terms and conditions contained in the agreement with the investing entity the client subscribes with INTELSAT.

5.         Conditions for receiving capacity from INTELSAT

a. A request for reserve or supply of capacity for an INTELSAT space segment submitted by a client may be denied unless the Management of INTELSAT has determined that the said client is solvent. The client agrees to submit the information required by INTELSAT regarding its financial and credit history. Moreover, the client agrees to authorize INTELSAT to verify the said information with various financial and banking institutions, and/or the client's creditors.

b. Requests for capacity of space segments of INTELSAT shall not be accepted should the said client owe on the date of request for capacity, an amount on an invoice past due for thirty (30) days or more.

c. As a condition for reserving or supplying services, INTELSAT may seek from the client to offer other guaranties of its capability to abide by the financial obligations for INTELSAT to agree to these, in the form of a credit document, a guaranty deposit, or another form of guaranty meeting the requirements of INTELSAT.

6.         Sanctions for past due payments

a. In addition to the sanctions indicated in paragraph 5.b, above, any payment not made on its due date shall accrue interest at an annual rate of sixteen percent (16%), calculated from the due date to the payment date; the Board of Directors of INTELSAT may change periodically the said rate.

b. INTELSAT may suspend or cancel all services, both current ones and those on the client's waiting list should the amount owed to INTELSAT for using the space segment not be paid within 60 days or more from its due date, or within the period the Board of Director of INTELSAT establishes periodically.

7.         Ground station operation

           With respect to any authorization from INTELSAT for ground stations to have access to the space segment, the client obligates itself to operate such a station at all times in accordance with the terms of the authorization and the Standards for INTELSAT ground stations (IESS), and accepts the responsibility for such an operation, including, among others, the financial responsibility.

8.         Transfer

           This agreement, the subsequent assigning of the segment space capacity, the rights, duties and obligations of the client, shall not be transferred or delegated without the prior written consent of INTELSAT. Any transfer or delegation made without said consent shall be null and void. This clause does not impede the client from using its assigned capacity to provide services to third parties.

9.         Rescission

           In addition to the provisions regarding cancellation, contained in the Manual for Rates, INTELSAT reserves the right, with a prior written notification of at least thirty(30) days, to rescind the instant agreement executed with the clinet should the latter not abide by the same. The notice of rescission shall indicate the date the rescission goes into force and the circumstances which brought it about. INTELSAT shall keep, at its discretion, the deposits or other amounts paid by the client, and shall use these to compensate for the prejudice which it may have suffered as a result of such a lack of compliance. This holding of the client's funds shall not impede INTELSAT from presenting other claims for compensation, or from seeking other payments for damages and prejudice to which it has right by law or equity. Such a right to rescission shall not take place if, within the said period of thirty days the client resolves its infraction to the satisfaction of INTELSAT.

10.        Confidentiality

           INTELSAT and the client agree to take precautions to keep confidential all information the parties present as confidential, and which are designated as such in writing, or marked "confidential", "private property", or "limited distribution", with an appropriate seal of markings. Neither party shall reveal information which the other one designated as confidential, personal property or limited distribution, except to its employees or agents, to the extent required for the exclusive objective of executing the responsibilities assigned in the instant agreement, or to establish or supply the services by way of assignments granted by virtue of the instant agreement.

11.        Notifications

           Notifications, announcements, payments and other communications connected to the instant agreement, shall be sent to the following addresses:



For the client:                                  For INTELSAT

IMPSAT S.A.                                      Organizacion Internacional de Telecomunicaciones
Diagonal 126 No. 67-19                           por Satelite (INTELSAT)
Santa Fe de Bogota - Colombia                    3400 International Drive, N.W.
South America                                    Washington, D.C. 20008-3098
                                                 United States [of America]
Attn: JAIME A. PELAEZ ESPINOSA
Financial and Adm. Vice-President                Attn:   Vice-President
       Tel. (571) 433 6066                               Sales and Marketing
       Fax  (571) 433 5958
                                                               Tel. +1 202 944-7700
                                                               Fax  +1 202 944-7173

           It shall be deemed that such notifications, announcements or payments have been duly delivered when they are presented by hand, certified mail, telex, fax, or, in the case of payments, by sending cash, checks from the client's business account, certified bank checks, or telegraphic money orders. All payments from the client to INTELSAT required by the instant agreement shall be made in United States dollars, or a currency which can be freely converted into United States dollars. Both parties obligate themselves to keep this information up-to-date, and to notify each other promptly of any changes in the pertinent information regarding invoicing, use of the assigned capacity and communications in general.

12.        Resolution of disputes

           The parties agree to try to resolve disputes or claims which [may] arise with regard to the instant agreement, or services provided by virtue of the same, within sixty (60 days), a long mutually agreed-upon period, from the date on which one of the parties has notified the other party in writing of the existence of a dispute or claim. Should the parties not reach an agreement within the said period, either one of them may submit the dispute or claim to arbitration for a resolution, in accordance with the UNCITRAL arbitration rules in force on the date of the agreement. In accordance with the said rules, the American Arbitration Association shall have the authority to designate arbitrators, and the arbitration shall take place in Washington, D.C., U.S.A.

13.        Jurisdiction

           The instant agreement, except for the provisions connected to conflicts between various laws, shall be subject to the laws of the District of Columbia, U.S.A. The rights and recourse conferred by virtue of this instrument and other rights and recourses shall be cumulative and exercised alone or concurrently. Should either party not exercise its rights by virtue of this right, or other rights, this shall not be construed as a waiver of these rights, or other rights, in the future. Should any provision in the instant agreement be determined as null, this shall not affect the other provisions herein, and the null provision shall be replaced with an acceptable provision, in agreement with the original intent of the parties.

           Each party acknowledges having read and understood the provisions contained in the instant agreement, and agrees to submit to such provisions.

           IN WITNESS WHEREOF the parties have instructed their duly authorized representatives to execute the instant agreement.



           Organizacion Internacional de                                                  ("Client")
          Telecomunicaciones por Satelite
                   ("INTELSAT")

By:                 [signature]                                  By:                     [signatures]
----------------------------------------------------------       ----------------------------------------------------------

Dolores Martos                                                   JAIME A. PELAEZ ESPINOSA
----------------------------------------------------------       ----------------------------------------------------------
                (in printed letters)                                                 (in printed letters)

Title:  Group Marketing and Sales                                Title:  Financial and Administrative Vice
        -------------------------                                        ---------------------------------
        Manager, Latin America                                           President
        ----------------------                                           ---------

Date:   9/4/97                                                   Date:   8/13/97
        ----------------                                                 -----------------

                                   CERTIFICATE

           I, JOSE SAUL MOLANO BENITEZ, SECRETARY GENERAL of IMPSAT S.A., hereby certify that JAIME A. PELAEZ ESPINOSA, who executed the above instrument, has the position of Vice-President, and is duly authorized to execute the above agreement in the name of IMPSAT S.A.

           In witness whereof, I hereby sign this instrument on August 13, 1997.


                                                                    [signatures]

ADDITIONAL CONTRACT No. 1AL C-0057-95
EXECUTOR:  IMPSAT S.A.
OBJECT:    Extension of the period [of validity] and additional satellite space

TITLE: AGREEMENT FOR SUBSCRIPTION TO BASIC SATELLITE SERVICES FOR THE SUPPLYING OF VALUE ADDED SERVICES.

Between us, JOSE BLACKBURN, of age, resident of Santafe de Bogota, with citizen identification No. 17,178,909, issued in the city of Bogota, acting in the name and stead of EMPRESA NACIONAL DE TELECOMUNICACIONES, which will be named hereafter TELECOM, and MIGUEL ORTIZ, of age, resident of Santafe de Bogota, with identification for foreigners No. 250,534, issued at the city of Bogota, acting in the name and stead of IMPSAT S.A., a party which hereafter is named THE SUBSCRIBER; we have agreed to execute the instant additional agreement No. 1 to Contract C-0057-95 executed on December 26, 1995, of which the object was supplying to THE SUBSCRIBER telecommunication services called basic satellite services for provided valued added services. b) That THE SUBSCRIBER has sought before INTELSAT, through TELECOM, an increase in the capacity of the space segment, object of the guaranteed engagement of the principal Agreement, capacity stated in the Financial Technical Appendix, which forms a part of the instant Additional Agreement. c) That THE SUBSCRIBER has constituted before INTELSAT, through TELECOM, an additional guaranty reserve with a commencement date of January 1, 1997, and termination date of April 30, 2008, as stated in Appendix in the Technical-Financial Appendix, attached to the instant additional agreement. Given the above, the parties agree [as follows]: ONE. PURPOSE OF THE AGREEMENT. The instant Additional Agreement, C-0057-95, has as its purpose to add satellite capacity on Band C and Band Ku (in accordance with the Technical-Financial Appendix), and to extend until April 30, 2008, the termination the date for the lease Agreement on the satellite located at 310oE of Intelsat, date on which will end the validity of the guaranteed additional reserve constituted by THE SUBSCRIBER before INTELSAT through TELECOM. TWO.VALIDITY OF THE ARTICLES IN THE PRINCIPAL AGREEMENT: All articles in the principal Agreement shall remain in force, as long as they do not contradict the provisions contained in the instant ADDITIONAL AGREEMENT. THREE. GUARANTY: THE SUBSCRIBER shall, at its expense, proceed with extending the sole guaranty within the scope of the Additional Agreement, under the terms of article Fifteen of the Principal Agreement. FOUR. PUBLICATION: Within five (5) days following the execution of the instant ADDITIONAL AGREEMENT, the subscriber shall submit to TELECOM the consignment receipt for publication in Diario Unico de Contratacion Publica. The publication is required to render the ADDITIONAL AGREEMENT legal, which shall be deemed concluded with the payment of the corresponding rights. FIVE. EXECUTION AND LEGALIZATION: The instant ADDITIONAL AGREEMENT is [deemed] executed upon the signature of the Parties. THE SUBSCRIBER shall pay the stamp tax in accordance with Law. In witness whereof this is executed in Santafe de Bogota, on the 16th day of March, 1998.

FOR TELECOM                           FOR THE SUBSCRIBER
[signature]                           [signature]
JOSE BLACKBURN                        MIGUEL ORTIZ
President                             President


                                              This is a true certified copy
                                                   Judicial Department
                                                       [signature]
                                         Empresa Nacional de Telecomunicaciones

                          TECHNICAL-FINANCIAL APPENDIX
                      TO ADDITIONAL AGREEMENT AL. C-0057-95
                                   Page No. 1


SUBSCRIPTION:              C-0057-95
SUBSCRIBER:                IMPSAT S.A.
SERVICE ACCOUNT:           8001368351
PURPOSE:                   Supply of satellite capacity for Value Added services
CITY AND DATE:             Santafe de Bogota
                           Diagonal 126 No. 67-19

                                   IMPSAT S.A.
                          IN SATELLITE 705 OF INTELSAT
              POSITION 310(degrees)E - NOT SUBJECT TO INTERRUPTION


Lease SVOL-6064
---------------------------------------------------------------------------------------------------------------------------
                                            BAND WIDTH
                                           TOTAL LEASED                     BAND
          ACTIVATION                         BASE FOR                     WIDTH FOR                     MONTHLY
            PERIOD                        CALCULATION OF                   IMPSAT                    AMOUNT IN US$
                                           MONTHLY RATE                   COLOMBIA
---------------------------------------------------------------------------------------------------------------------------
    From November 1, 1996,
     to February 24, 1997                       60                           37                       $ 108,225
---------------------------------------------------------------------------------------------------------------------------
    From February 25, 1997,
       to April 2, 1997                         65                           42                       $ 122,850
---------------------------------------------------------------------------------------------------------------------------
    From April 3, 1997, to
        April 6, 1997                           71                           48                       $ 140,411              (1)
---------------------------------------------------------------------------------------------------------------------------
    From April 7, 1997, to
         May 20, 1997                           71                           48                       $ 135,011              (2)
---------------------------------------------------------------------------------------------------------------------------
     From May 1, 1997, to
        July 31, 1997                           72                           49                       $ 113,982              (3)
---------------------------------------------------------------------------------------------------------------------------
     From August 1, 1997,
     to September 16, 1997                      72                           49                       $ 126,647              (4)
---------------------------------------------------------------------------------------------------------------------------
   From September 17, 1997,
        to July 1, 2005                         72                           53                       $ 136,986
---------------------------------------------------------------------------------------------------------------------------

THE AMOUNTS ABOVE DO NOT INCLUDE V.A.T. WHICH SHALL BE BORNE BY THE SUBSCRIBER. THE APPLICABLE RATE IS THE RATE IN FORCE AT THE TIME OF ACTIVATION OF THE CAPACITY.

NOTES      (1)    Cost of 48 Mhz, prior rates with 10% discount the first year.
           (2)    Cost of 48 Mhz, with the new Telecom rates, with a 10% discount the first year.
           (3)    Cost of 48 Mhz, with the new Telecom rates, with a 10% discount the first year.
           (4)    Cost of 48 Mhz, with the new Telecom rates, without a 10% discount the first year.
                  This Appendix fully replaces the appendix executed by the parties in 1995.


FOR TELECOM                                    FOR IMPSAT S.A.
[signature]                                    [signature]
CARLOS RUBEN CAMACHO CAMACHO                   MIGUEL ORTIZ
Executive Vice-President                       Legal Representative
I.D. 17,181,322                                I.D. 250.534


                                              This is a true certified copy
                                                   Judicial Department
                                                       [signature]
                                         Empresa Nacional de Telecomunicaciones

                          TECHNICAL-FINANCIAL APPENDIX
                      TO ADDITIONAL AGREEMENT AL. C-0057-95
                                   Page No. 2


SUBSCRIPTION:              C-0057-95
SUBSCRIBER:                IMPSAT S.A.
SERVICE ACCOUNT:           8001368351
PURPOSE:                   Supply of satellite capacity for Value Added services
CITY AND DATE:             Diagonal 126 No. 67-19


                                   IMPSAT S.A.
                          IN SATELLITE 705 OF INTELSAT
              POSITION 310(degrees)E - NOT SUBJECT TO INTERRUPTION


2. ADDITIONAL LEASE IN INTELSAT (SVO-L-6557)
-------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BAND                  BAND WIDTH                 MONTHLY RATE IN
             ACTIVATION                       WIDTH LEASED                 FOR IMPSAT                 US$ CONTRACTUAL
               PERIOD                          TO INTELSAT                  COLOMBIA                  PERIOD 10 YEARS

-------------------------------------------------------------------------------------------------------------------------------
      From January 1, 1997, to
       May 31, 1997 (note 1)                      0.5                         0.5                         $ 2,545
-------------------------------------------------------------------------------------------------------------------------------
        From June 1, 1997, to
      December 31, 1997 (note 1)                   5                           5                          $ 20,689
-------------------------------------------------------------------------------------------------------------------------------
      From January 1, 1998, to
           April 30, 2008.                         5                           5                          $ 22,988
-------------------------------------------------------------------------------------------------------------------------------

THE RATE APPLIED IS THE RATE IN FORCE AT THE TIME OF ACTIVATION OF THE CAPACITY.

NOTES      (1)    Include the 10% discount for the first year.
           (2)    These rates do not include V.A.T. of which the payment is borne by the Subscriber.


FOR TELECOM                                    FOR IMPSAT S.A.
[signature]                                    [signature]
CARLOS RUBEN CAMACHO CAMACHO                   MIGUEL ORTIZ
Executive Vice-President                       Legal Representative
I.D. 17,181,322                                I.D. 250.534


                                              This is a true certified copy
                                                   Judicial Department
                                                       [signature]
                                         Empresa Nacional de Telecomunicaciones

                          TECHNICAL-FINANCIAL APPENDIX
                      TO ADDITIONAL AGREEMENT AL. C-0057-95
                                   Page No. 3


                          IN SATELLITE 709 OF INTELSAT
              POSITION 310(degrees)E - NOT SUBJECT TO INTERRUPTION


Lease SVOL-6738
------------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL BAND WIDTH                   BAND                  CONTRACTUAL             MONTHLY
        ACTIVATION                        LEASED TO                     WIDTH FOR                 PERIOD                VALUE IN
          PERIOD                       INTELSAT BASED ON                 IMPSAT                                            US$
                                        CALCULATION OF                  COLOMBIA
                                         MONTHLY RATE

------------------------------------------------------------------------------------------------------------------------------------
     From June 1, 1997,
      to May 31, 1998                         2                            0.2                                         $ 832.00
         (note 1)
----------------------------------------------------------------------------------------          3 YEARS         ------------------
    From June 1, 1998,
     to May 31, 2000                          2                            0.2                                         $ 924.00
------------------------------------------------------------------------------------------------------------------------------------

THE RATE APPLIED IS THE RATE IN FORCE AT THE TIME OF ACTIVATION OF THE CAPACITY.

NOTE 1:           Discount of 10% corresponding to the first year.
NOTE 2:           These rates do not include V.A.T. of which the payment is borne by the
                  Subscriber.


FOR TELECOM                                    FOR IMPSAT S.A.
[signature]                                    [signature]
CARLOS RUBEN CAMACHO CAMACHO                   MIGUEL ORTIZ
Executive Vice-President                       Legal Representative
I.D. 17,181,322                                I.D. 250.534


                                              This is a true certified copy
                                                   Judicial Department
                                                       [signature]
                                         Empresa Nacional de Telecomunicaciones

                          TECHNICAL-FINANCIAL APPENDIX
                      TO ADDITIONAL AGREEMENT AL. C-0057-95
                                   Page No. 4


SUBSCRIPTION No.:          C-0057-95
SUBSCRIBER:                IMPSAT S.A.

SERVICE ACCOUNT:           8001368351

PURPOSE:                   Use of space segment required for supplying added value services.

DURATION:                  One year, automatically renewable until the expiration of the term, for which is constituted a guaranteed reservation of the space segment, ten (10) years in which IMPSAT shall participate.

Commencement date:         August 5, 1997

CITY AND DATE:             Santafe de Bogota
PLACE OF INVOICING:        Diagonal 126 No. 67-19


                           SATELLITE SEGMENT IN BAND C
              SATELLITE IS-VII OF INTELSAT - POSITION 310(degrees)E
                  STANDARD CAPACITY NOT SUBJECT TO INTERRUPTION

------------------------------------------------------------------------------------------------------------------------------------
      INVOICING                    WIDTH OF                     TYPE                                MONTHLY VALUE IN $US
        PERIOD                    LEASED BAND                 OF BEAM
------------------------------------------------------------------------------------------------------------------------------------
   First year with
    10% discount                    4.2 MHZ                    NORTH                     INTELSAT              $            15,530
      (note 1)                                                  ZONE                     TELECOM               $             1,941
                                                                                 Total payable to Telecom      $            17,471

------------------------------------------------------------------------------------------------------------------------------------
    Automatically
      renewable                     4.2 MHZ                    NORTH                     INTELSAT              $            17,255
        years                                                   ZONE                     TELECOM               $             2,157
                                                                                 Total payable to Telecom      $            19,412
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL RATE PAYABLE TO TELECOM FROM AUGUST 5, 1997, TO AUGUST 4, 1998 ............US$ 209,652
TOTAL ANNUAL RATE FOR AUTOMATICALLY RENEWED YEARS ......................................US$ 232,944

THE APPLICABLE RATE IS THE RATE IN FORCE AT THE TIME OF ACTIVATION OF THE CAPACITY.

NOTE 1:           Includes a 10% discount the first year.
NOTE 2:           THESE RATES DO NOT INCLUDE V.A.T. WHICH AMOUNT SHALL BE BORNE BY
                  THE SUBSCRIBER.


FOR TELECOM                                    FOR IMPSAT S.A.
[signature]                                    [signature]
CARLOS RUBEN CAMACHO CAMACHO                   MIGUEL ORTIZ
Executive Vice-President                       Legal Representative
I.D. 17,181,322                                I.D. 250.534


                                              This is a true certified copy
                                                   Judicial Department
                                                       [signature]
                                         Empresa Nacional de Telecomunicaciones

                          TECHNICAL-FINANCIAL APPENDIX
                      TO ADDITIONAL AGREEMENT AL. C-0057-95
                                   Page No. 5


SUBSCRIPTION No.:

SUBSCRIBER:                                    IMPSAT S.A.

SERVICE ACCOUNT:                               8001368351

PURPOSE:                                       Supply of basic satellite service for supply of added value services.

Date of the lease:                             3 years, according to the commencement date of each link.
Date on which the amendment commences:         In accordance with the amendment date of each link.
CITY AND DATE:                                 Santafe de Bogota

PLACE OF INVOICING:                            Diagonal 126 No. 67-19, Santafe de Bogota

The subscriber shall pay the following fees to TELECOM:
Connection rate:    US$ 500                    for each ground station not approved per type and there will be n charges for transmission stations approved by type or for reception stations.


                  INTERNATIONAL CARRIER LEASED THROUGH INTELSAT
                           SATELLITE 325.5(degrees) E

------------------------------------------------------------------------------------------------------------------------------------
       DATE OF             ROUTE AND
    ACTIVATION OF         ANTENNA IN          CHARACTERISTICS      LAUNCHING           MONTHLY
    MODIFICATION           COLOMBIA           OF THE CARRIERS        DATE            AMOUNT TO BE                 COMMENTS
                                                                                    INVOICED IN US$
------------------------------------------------------------------------------------------------------------------------------------
  June 15, 1997 to        BOGOTA-ROMA            256 KBPS        March 23, 1995         3205.00           Increase in speed from 192
    May 23, 1998        Antenna BOG18F1        FEC 1/2 OPSK                                                m 256 kbps as of June 15
------------------------------------------------------------------------------------------------------------------------------------
  April 27, 1997 to      CALI-SANTIAGO           64 KBPS         April 14, 1995           855            Reduction in speed as of 28
   April 14, 1998           Antenna            FEC 1/2 OPSK                                                      April 1997
                           CAL104F1
------------------------------------------------------------------------------------------------------------------------------------

THE APPLICABLE RATE IS THE RATE IN FORCE AT THE TIME OF ACTIVATION OF THE CAPACITY.

NOTE 1:
NOTE 2:           THESE RATES DO NOT INCLUDE V.A.T. WHICH AMOUNT SHALL BE BORNE BY THE CLIENT.


FOR TELECOM                                    FOR IMPSAT S.A.
[signature]                                    [signature]
CARLOS RUBEN CAMACHO CAMACHO                   MIGUEL ORTIZ
Executive Vice-President                       Legal Representative
I.D. 17,181,322                                I.D. 250.534


                                              This is a true certified copy
                                                   Judicial Department
                                                       [signature]
                                         Empresa Nacional de Telecomunicaciones